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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2003

                           CDRJ INVESTMENTS (LUX) S.A.
             (Exact name of registrant as specified in its charter)



         Luxembourg                    333-62989                 98-0185444
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                               174 Route de Longwy
                                L-1941 Luxembourg
                                   Luxembourg
                    (Address of principal executive offices)
                                   (Zip Code)

                                  (352) 226027
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press Release dated May 20, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

       Pursuant to Regulation FD, we furnish the accompanying press release.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      CDRJ INVESTMENTS (LUX) S.A.
                                      (Registrant)



Date:  May 20, 2003                   By:      /s/ Michael A. DiGregorio
                                               ------------------------------
                                      Name:    Michael A. DiGregorio
                                      Title:   Senior Vice President and
                                               Chief Financial Officer